                                                                   EXHIBIT 10.53

                                                                  EXECUTION COPY


                                  $500,000,000


                                CREDIT AGREEMENT


                                   dated as of


                                  July 2, 1997


                                      among


                              Cisco Systems, Inc.,


                           The Lenders Listed Herein,


                  Citicorp USA, Inc., as Administrative Agent,


                   Morgan Guaranty Trust Company of New York,
                             as Documentation Agent


                                       and


             Bank of America National Trust and Savings Association
                            The Chase Manhattan Bank,
                                  as Co-Agents


                           ---------------------------

                            Citicorp Securities, Inc.
                           J.P. Morgan Securities Inc.
                                    Arrangers

                                TABLE OF CONTENTS

                                   ----------

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
                                    ARTICLE 1
                                   Definitions

          Section 1.01.  Definitions . . . . . . . . . . . . .  1
          Section 1.02.  Accounting Terms and Determinations . 14
          Section 1.03.  Types of Borrowings . . . . . . . . . 15

                                    ARTICLE 2
                                   The Credits

          Section 2.01.  Commitments to Lend1  . . . . . . . .  5
          Section 2.02.  Notice of Committed Borrowing . . . . 15
          Section 2.03.  Money Market Borrowings . . . . . . . 16
          Section 2.04.  Notice to Lenders; Funding of Loans . 20
          Section 2.05.  Registry. . . . . . . . . . . . . . . 21
          Section 2.06.  Maturity of Loans . . . . . . . . . . 22
          Section 2.07.  Interest Rates. . . . . . . . . . . . 22
          Section 2.08.  Facility Fees . . . . . . . . . . . . 23
          Section 2.09.  Optional Termination or Reduction
                           of Commitments  . . . . . . . . . . 24
          Section 2.10.  Mandatory Termination of Commitments. 24
          Section 2.11.  Optional Payments . . . . . . . . . . 24
          Section 2.12.  General Provisions as to Payments . . 25
          Section 2.13.  Funding Losses. . . . . . . . . . . . 25
          Section 2.14.  Computation of Interest and Fees. . . 26
          Section 2.15.  Increased Commitments; Additional
                           Lenders . . . . . . . . . . . . . . 26
          Section 2.16.  Regulation D Compensation . . . . . . 28
          Section 2.17.  Method of Electing Interest Rates . . 28

                                    ARTICLE 3
                                   Conditions

          Section 3.01.  Closing . . . . . . . . . . . . . . . 30
          Section 3.02.  Credit Events . . . . . . . . . . . . 31

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                                                             ----
                                    ARTICLE 4
                         Representations and Warranties

          Section 4.01.  Corporate Existence and Power . . . . 32
          Section 4.02.  Corporate and Governmental
                           Authorization; No Contravention . . 32
          Section 4.03.  Binding Effect. . . . . . . . . . . . 32
          Section 4.04.  Financial Information . . . . . . . . 32
          Section 4.05.  Litigation. . . . . . . . . . . . . . 33
          Section 4.06.  Compliance with ERISA . . . . . . . . 33
          Section 4.07.  Environmental Matters . . . . . . . . 33
          Section 4.08.  Taxes . . . . . . . . . . . . . . . . 34
          Section 4.09.  Subsidiaries. . . . . . . . . . . . . 34
          Section 4.10.  Regulatory Restrictions on Borrowing. 34
          Section 4.11.  Full Disclosure . . . . . . . . . . . 34

                                    ARTICLE 5
                                    Covenants

          Section 5.01.  Information . . . . . . . . . . . . . 35
          Section 5.02.  Payment of Obligations. . . . . . . . 37
          Section 5.03.  Maintenance of Property; Insurance. . 37
          Section 5.04.  Conduct of Business and Maintenance
                           of Existence. . . . . . . . . . . . 37
          Section 5.05.  Compliance with Laws. . . . . . . . . 38
          Section 5.06.  Inspection of Property, Books and
                           Records . . . . . . . . . . . . . . 38
          Section 5.07.  Mergers and Sales of Assets . . . . . 38
          Section 5.08.  Use of Proceeds . . . . . . . . . . . 38
          Section 5.09.  Negative Pledge . . . . . . . . . . . 38
          Section 5.10.  Consolidated Tangible Net Worth . . . 40
          Section 5.11.  Ratings . . . . . . . . . . . . . . . 40

                                    ARTICLE 6
                                    Defaults

          Section 6.01.  Events of Default . . . . . . . . . . 40
          Section 6.02.  Notice of Default . . . . . . . . . . 43

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                                                             ----
                                    ARTICLE 7
                                   The Agents

          Section 7.01.  Appointment and Authorization . . . . 43
          Section 7.02.  Delegation of Duties. . . . . . . . . 43
          Section 7.03.  Liability of Agents . . . . . . . . . 43
          Section 7.04.  Reliance by Agents. . . . . . . . . . 44
          Section 7.05.  Notice of Default . . . . . . . . . . 44
          Section 7.06.  Credit Decision . . . . . . . . . . . 44
          Section 7.07.  Indemnification of Agents . . . . . . 45
          Section 7.08.  Agents in Individual Capacities . . . 45
          Section 7.09.  Successor Agents. . . . . . . . . . . 46
          Section 7.10.  Co-Agents . . . . . . . . . . . . . . 46

                              ARTICLE 8
                  Change in Circumstances

          Section 8.01.  Basis for Determining Interest
                           Rate Unfair . . . . . . . . . . . . 47
          Section 8.02.  Illegality. . . . . . . . . . . . . . 47
          Section 8.03.  Increased Cost and Reduced Return . . 48
          Section 8.04.  Taxes . . . . . . . . . . . . . . . . 50
          Section 8.05.  Base Rate Loans Substituted for
                           Affected Fixed Rate Loans . . . . . 51
          Section 8.06.  Substitution of Lender. . . . . . . . 52

                                    ARTICLE 9
                                  Miscellaneous

          Section 9.01.  Notices . . . . . . . . . . . . . . . 52
          Section 9.02.  No Waiver . . . . . . . . . . . . . . 53
          Section 9.03.  Expenses; Indemnification . . . . . . 53
          Section 9.04.  Sharing of Set-offs . . . . . . . . . 53
          Section 9.05.  Right of Set-off. . . . . . . . . . . 54
          Section 9.06.  Amendments and Waivers. . . . . . . . 54
          Section 9.07.  Successors and Assigns. . . . . . . . 55
          Section 9.08.  Collateral. . . . . . . . . . . . . . 57
          Section 9.09.  Governing Law; Submission to
                           Jurisdiction. . . . . . . . . . . . 57
          Section 9.10.  Counterparts; Integration;
                           Effectiveness . . . . . . . . . . . 57
          Section 9.11.  Consequences of Effectiveness;
                           Transitional Provisions . . . . . . 58
          Section 9.12.  WAIVER OF JURY TRIAL. . . . . . . . . 58
          Section 9.13.  Confidentiality . . . . . . . . . . . 58

          EXHIBIT A - Note . . . . . . . . . . . . . . . . . .  1
          EXHIBIT B - Money Market Quote Request . . . . . . .  1
          EXHIBIT C - Invitation for Money Market Quotes . . .  1
          EXHIBIT D - Money Market Quote . . . . . . . . . . .  1
          EXHIBIT E - Opinion of Counsel for the Borrower. . .  1
          EXHIBIT F - Opinion of Special Counsel for
                        the Agents . . . . . . . . . . . . . .  1
          EXHIBIT G - Assignment and Assumption Agreement. . .  1

        AGREEMENT dated as of July 2, 1997 among CISCO SYSTEMS, INC., the LENDERS listed on the signature pages hereof, CITICORP USA, INC., as Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and THE CHASE MANHATTAN BANK, as Co-Agents.

        WHEREAS, the Borrower and certain Lenders are parties to the Credit Agreement dated as of May 22, 1995 (the "Existing Agreement"); and

        WHEREAS, the Borrower wishes to replace the credit facility under the Existing Agreement with a new credit facility hereunder; and

        WHEREAS, when all the conditions specified in Section 9.11 have been satisfied, the Existing Agreement will be automatically terminated and the loans outstanding thereunder (if any) will be repaid or refinanced hereunder;

        NOW, THEREFORE, The parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

        Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

        "ABSOLUTE RATE AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03 .

        "ADDITIONAL LENDER" has the meaning set forth in Section 2.15.

        "ADMINISTRATIVE AGENT" means Citicorp USA, Inc., in its capacity as Administrative Agent for the Lenders hereunder, and its successors in such capacity.

        "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Lender.

        "AFFILIATE" means, with respect to any Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls such Person (a "Controlling Person") or (ii) any Person (other than such Person or any of its Subsidiaries) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "AGENT" means the Administrative Agent or the Documentation Agent, and "Agents" both of them.

        "AGENT-RELATED PERSONS" means either Agent and any successor agent arising under Section 7.09, together with their respective Affiliates (including the Arrangers), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and affiliates.

        "APPLICABLE LENDING OFFICE" means, with respect to any Lender, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

        "ARRANGERS" means Citicorp Securities, Inc. and J.P. Morgan Securities Inc.

        "ATTORNEY COSTS" means and includes all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

        "BASE RATE" means, for any day, a rate per annum equal to the higher of
(i) the Reference Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

        "BASE RATE LOAN" means a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Section 2.07(a) or Article 8.

        "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

        "BORROWER" means Cisco Systems, Inc., a California corporation, and its successors.

        "BORROWER'S 1996 FORM 10-K" means the Borrower's annual report on Form 10-K for July 28, 1996, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

        "BORROWER'S LATEST FORM 10-Q" means the Borrower's quarterly report on Form 10-Q for the quarter ended January 25, 1997, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

        "BORROWING" has the meaning set forth in Section 1.03.

        "CLOSING DATE" means the date (which must occur prior to July 30, 1997) on or after the Effective Date on which the Documentation Agent shall have received the documents specified in or pursuant to Section 3.01.

        "COMMITMENT" means (i) with respect to each Lender listed on the signature pages hereof, the amount set forth opposite the name of such Lender on the signature pages hereof and (ii) with respect to each Additional Lender or Eligible Assignee which becomes a Lender pursuant to Section 2.15 or 9.07(c), the amount of the Commitment thereby assumed by it, in each case as such amount may be changed from time to time pursuant to Section 2.09, 2.15 or 9.07(c).

        "COMMITTED LOAN" means a loan made by a Lender pursuant to Section 2.01, provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term Committed Loan shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

        "CONSOLIDATED EBIT" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of Consolidated Interest Expense and income tax expense for such period.

        "CONSOLIDATED INTEREST EXPENSE" means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

        "CONSOLIDATED NET INCOME" means, for any fiscal period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

        "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date. "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to January 28, 1997 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary, (ii) except for such as constitute marketable securities under generally accepted accounting principles, all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

        "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable or accrued liabilities in respect of accrued expenses arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.09 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) any of the foregoing secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) any of the foregoing of others Guaranteed by such Person; provided that Synthetic Leases are not Debt for purposes hereof.

        "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

        "DOCUMENTATION AGENT" means Morgan Guaranty Trust Company of New York in its capacity as documentation agent for the Lenders hereunder, and its successors in such capacity.

        "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

        "DOMESTIC LENDING OFFICE" means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Lender may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

        "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 9.10.

        "ELIGIBLE ASSIGNEE" means (i) a Lender; (ii) an Affiliate of a Lender;
(iii) a commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $1,000,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $1,000,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded a special lending arrangement with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having a combined capital and surplus of at least $1,000,000,000, as long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of business and having a combined capital and surplus of at least $1,000,000,000 and (viii) any other Person approved by the Agent and the Borrower, such approval not to be unreasonably withheld or delayed; provided however, that neither the Borrower nor an Affiliate or Subsidiary of the Borrower shall qualify as an Eligible Assignee.

        "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

        "ERISA GROUP" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

        "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London, England.

        "EURO-DOLLAR LENDING OFFICE" means, as to each Lender, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

        "EURO-DOLLAR LOAN" means a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

        "EURO-DOLLAR MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

        "EURO-DOLLAR RATE" means a rate of interest determined pursuant to
Section 2.07(b) on the basis of a London Interbank Offered Rate.

        "EURO-DOLLAR RESERVE PERCENTAGE" has the meaning set forth in Section 2.16.

        "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

        "EXISTING AGREEMENT" has the meaning set forth in the recitals hereto.

        "FACILITY FEE RATE" has the meaning set forth in Section 2.08.

        "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Citibank, N.A. on such day on such transactions as determined by the Administrative Agent.

        "FIXED RATE LOANS" means Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

        "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

        "GROUP OF LOANS" means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time, provided that, if a Committed Loan of any particular Lender is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

        "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), providedthat the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

        "HAZARDOUS SUBSTANCES" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

        "INCREASED COMMITMENTS" has the meaning set forth in Section 2.15 hereof.

        "INDEMNIFIED LIABILITIES" has the meaning set forth in Section 9.03(b).

        "INDEMNITEE" has the meaning set forth in Section 9.03(b).

        "INSOLVENCY PROCEEDING" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Sec 101, et seq.).

        "INTEREST PERIOD" means: (1) with respect to each Euro-Dollar Loan, (i) the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing or (ii) if the Borrower requests a maturity of nine or twelve months in the applicable Notice of Borrowing or Notice of Interest Rate Election and each Lender advises the Administrative Agent that deposits in dollars with maturities of nine or twelve months, as the case may be, are being offered to such Lender in the London interbank market in amounts sufficient to fund such Lender's proportionate share of such Borrowing or that such Interest Period is otherwise acceptable to such Lender, the period commencing on the date of such Borrowing and ending nine or twelve months thereafter, as the case may be, provided that:

        (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (c) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

        (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

        (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

        (2) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending one, two, three, six, nine or twelve months thereafter as the Borrower may elect in accordance with Section 2.03; provided that:

        (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (b) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

        (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

        (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

        (3) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days or more than 366 days) as the Borrower may elect in accordance with Section 2.03; provided that:

        (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (b) below, be extended to the next succeeding Euro-Dollar Business Day; and

        (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

        "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

        "LENDER" means each Person listed on the signature pages hereof with a Commitment opposite its name, each Additional Lender or Eligible Assignee which becomes a Lender pursuant to Section 2.15 or 9.07(c), as the case may be, and their respective successors.

        "LIBOR AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

        "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

        "LOAN" means a Base Rate Loan, a Euro-Dollar Loan or a Money Market Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

        "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section 2.07(b).

        "MATERIAL ADVERSE EFFECT" means (i) any material adverse effect upon the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, taken as a whole; (ii) a material impairment of the ability of the Borrower to perform its obligations under this Agreement or (iii) a material adverse effect on the rights and remedies of the Agents and the Lenders under this Agreement.

        "MATERIAL DEBT" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $50,000,000.

        "MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of Debt and/or net payment obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $50,000,000.

        "MATERIAL PLAN" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $50,000,000.

        "MATERIAL SUBSIDIARY" means at any time any Subsidiary which at such time is a "significant subsidiary" as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission.

        "MONEY MARKET ABSOLUTE RATE" has the meaning set forth in Section 2.03(d)(ii)(D).

        "MONEY MARKET ABSOLUTE RATE LOAN" means a loan to be made by a Lender pursuant to an Absolute Rate Auction.

        "MONEY MARKET LENDING OFFICE" means, as to each Lender, its Domestic Lending Office or such other office, branch or affiliate of such Lender as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Lender may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Lender shall be deemed to refer to either or both of such offices, as the context may require.

        "MONEY MARKET LIBOR LOAN" means a loan to be made by a Lender pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01).

        "MONEY MARKET LOAN" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

        "MONEY MARKET MARGIN" has the meaning set forth in Section
2.03(d)(ii)(c).

        "MONEY MARKET QUOTE" means an offer by a Lender to make a Money Market Loan in accordance with Section 2.03.

        "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

        "NET QUALIFYING ASSETS" means, on the last day of any fiscal quarter, the sum of (i) cash, (ii) cash equivalents, (iii) marketable securities to be disposed within one year of the date of acquisition thereof and (iv) long-term investments (other than any such assets subject to a Lien permitted by Section 5.09(a), (b), (h) or (j)), less the Debt of the Borrower and its Consolidated Subsidiaries, all determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries as of such date.

        "NOTES" means any promissory notes issued pursuant to Section 2.05(b).

        "NOTICE OF BORROWING" means a Notice of Committed Borrowing or a Notice of Money Market Borrowing.

        "NOTICE OF COMMITTED BORROWING" has the meaning set forth in Section
2.02.

        "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section 2.17.

        "NOTICE OF MONEY MARKET BORROWING" has the meaning set forth in Section 2.03(f).

        "PARENT" means, with respect to any Lender, any Person controlling such Lender.

        "PARTICIPANT" has the meaning set forth in Section 9.07(b).

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

        "PRICING SCHEDULE" means the Schedule attached hereto identified as such. "Quarterly Payment Dates" means each March 31, June 30, September 30 and December 31.

        "REFERENCE BANKS" means the principal London offices of Citibank, N.A., Union Bank of Switzerland and Morgan Guaranty Trust Company of New York or replacements thereof selected by the Administrative Agent and reasonably acceptable to the Borrower.

        "REFERENCE RATE" means the rate of interest publicly announced by Citibank, N.A. in New York City from time to time as its base rate.

        "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "REQUIRED LENDERS" means at any time Lenders having at least 60% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding at least 60% of the aggregate unpaid principal amount of the Loans.

        "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

        "SYNTHETIC LEASE" means (i) any lease transaction intended by the parties to be treated as an operating lease for financial reporting purposes but to enable the lessee to be treated as the owner for federal income tax purposes or (ii) any similar off-balance-sheet lease transaction.

        "TERMINATION DATE" means July 2, 2002, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

        "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

        "UNITED STATES" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

        Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders; providedthat, no change in generally accepted accounting principles shall affect the operation of any covenant if the Borrower notifies the Administrative Agent that the Borrower wishes to amend such covenant in
Article 5 to eliminate such effect (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article 5 for such purpose) until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders. Until such notice is given or withdrawal is made, as the case may be, the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective.

        Section 1.03. Types of Borrowings. The term "BORROWING" denotes the aggregation of Loans of one or more Lenders to be made to the Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "FIXED RATE BORROWING" is a Euro-Dollar Borrowing or a Money Market Borrowing (excluding any such Borrowing consisting of Money Market LIBOR Loans bearing interest at the Base Rate pursuant to
Section 8.01), and a "EURO-DOLLAR BORROWING" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "COMMITTED BORROWING" is a Borrowing under Section 2.01 in which all Lenders participate in proportion to their Commitments, while a "MONEY MARKET BORROWING" is a Borrowing under Section
2.03 in which the Lender participants are determined on the basis of their bids in accordance therewith).

                                    ARTICLE 2
                                   The Credits

        Section 2.01. Commitments to Lend. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower pursuant to this Section from time to time from the Closing Date to but excluding the Termination Date in amounts such that the aggregate principal amount of Committed Loans by such Lender at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02) and shall be made from the several Lenders ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.11, prepay Loans and reborrow at any time under this Section.

        Section 2.02. Notice of Committed Borrowing. The Borrower shall give the Administrative Agent notice (a "NOTICE OF COMMITTED BORROWING") (x) not later than 1:00 P.M. (New York City time) on the date of each Base Rate

Borrowing and (y) not later than 1:00 P.M. (New York City time) on the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

               (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

               (ii) the aggregate amount of such Borrowing;

               (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or a Euro-Dollar Rate; and

               (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Notwithstanding the foregoing, no more than 10 Euro-Dollar Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.

        Section 2.03. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may request the Lenders to make offers to make Money Market Loans to the Borrower in accordance with this Section. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

        (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received not later than 1:00 P.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

               (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $1,000,000,

               (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

               (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for up to three different Interest Periods in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Money Market Quote Request.

        (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Lenders by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Lender to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

        (d) Submission and Contents of Money Market Quotes. (i) Each Lender may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection 2.03(d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 12:00 Noon (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Lenders, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6 , any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

               (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                      (A) the proposed date of Borrowing,

                      (B) the principal amount of the Money Market Loan for
               which each such offer is being made, which principal amount (w) may be equal to, greater than or less than the Commitment of the quoting Lender, (x) must be $10,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Lender may be accepted,

                      (C) in the case of a LIBOR Auction, the margin above or
               below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                      (D) in the case of an Absolute Rate Auction, the rate of
               interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

                      (E) the identity of the quoting Lender.

        A Money Market Quote may set forth up to five separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

               (iii) Any Money Market Quote shall be disregarded if it:

                      (A) is not substantially in conformity with Exhibit D
               hereto or does not specify all of the information required by subsection 2.03(d)(ii);

                      (B) contains qualifying, conditional or similar language;

                      (C) proposes terms other than or in addition to those set
               forth in the applicable Invitation for Money Market Quotes; or

                      (D) arrives after the time set forth in subsection
               2.03(d)(i).

        (e) Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms (x) of any Money Market Quote submitted by a Lender that is in accordance with subsection 2.03(d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Lender with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

        (f) Acceptance and Notice by Borrower. Not later than 1:00 P.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Lenders not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.03(e). The Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section. In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

               (ii) the aggregate principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $1,000,000;

               (iii) acceptance of offers for any requested Interest Period may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

               (iv) the Borrower may not accept any offer that is described in subsection 2.03(d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

        (g) Allocation by Administrative Agent. If offers are made by two or more Lenders with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

        (h) Notice by Administrative Agent. Promptly following each Money Market Borrowing, the Administrative Agent shall notify each Lender of (i) the ranges of bids submitted, (ii) the highest and lowest bids accepted for such Borrowing and (iii) the aggregate principal amount of the Loans included in such Borrowing.

        Section 2.04. Notice to Lenders; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

        (b) Not later than 2:00 P.M. (New York City time) on the date of each Borrowing, each Lender participating therein shall make available its share of such Borrowing, in federal or other funds immediately available in New York

City, to the Administrative Agent at its address referred to in Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

        (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement.

        Section 2.05. Registry. (a) The Administrative Agent shall maintain a register (the "Register") on which it will record the Commitment of each Lender, each Loan made by such Lender and each repayment of any Loan made by such Lender. Any such recordation by the Administrative Agent on the Register shall be conclusive, absent manifest error. Each Lender shall record on its internal records (including computerized systems) the foregoing information as to its own Commitment and Loans. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations hereunder.

        (b) The Borrower hereby agrees that, promptly upon the request of any Lender at any time, the Borrower shall deliver to such Lender a duly executed promissory note (a "Note"), substantially in the form of Exhibit A hereto, payable to the order of such Lender and representing the obligation of the Borrower to pay the unpaid principal amount of the Loans made by such Lender, with interest as provided herein on the unpaid principal amount from time to time outstanding.

        Section 2.06. Maturity of Loans. Each Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Termination Date.

        Section 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable at maturity, quarterly in arrears on each Quarterly Payment Date prior to maturity and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on the date such amount is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

        (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period.

        Such interest shall be payable in arrears for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

        The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of the Telerate Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not so available at such time for any reason, then the "London Interbank Offered Rate" with respect to such Euro-Dollar Borrowing for such Interest Period shall be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

        (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan on the day before such payment was due and (ii) the sum of 2% plus the rate applicable to Base Rate Loans for such day.

        (d) Subject to Section 8.01 , each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with subsection
(b) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Lender making such Loan in accordance with Section 2.03 . Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Lender making such Loan in accordance with
Section 2.03. Such interest shall be payable in arrears for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

        (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

        Section 2.08. Facility Fees. The Borrower shall pay to the Administrative Agent for the account of the Lenders ratably a facility fee as set forth in this paragraph at the facility fee rate determined daily in accordance with the Pricing Schedule (the "Facility Fee Rate"). Such facility fee shall accrue (i) from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, on the daily aggregate amount of the

Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans shall be repaid in their entirety, on the sum of the daily aggregate outstanding principal amount of the Loans. Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Payment Date and on the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety). In the case of Commitment reductions pursuant to Section 2.09, effective upon such reduction, the foregoing fees shall be calculated on such Commitments as so reduced.

        Section 2.09. Optional Termination or Reduction of Commitments. The Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

        Section 2.10. Mandatory Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

        Section 2.11. Optional Payments. (a) Subject in the case of any Euro-Dollar Borrowing to Section 2.13, the Borrower may, upon notice to the Administrative Agent not later than 12:00 Noon (New York City time) on the date of such prepayment, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01 ) or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Lenders included in such Group of Loans (or such Money Market Borrowing).

        (b) Except (i) as provided in subsection (a) above or (ii) with respect to any particular Money Market Loan, as agreed upon between the Lender making such Loan and the Borrower, the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

        (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

        Section 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans, and facility fees not later than 2:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

        (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

        Section 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a different type of Loan (pursuant to Article 2, 6 or 8 otherwise) on any day other than the last day of an Interest Period applicable thereto, or if the Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loans after notice has been given to any Lender in accordance with Section 2.04(a), 2.09 or 2.11, the Borrower shall reimburse each Lender within 15 days after demand for any resulting loss or expense incurred by it including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue; provided that such Lender shall have delivered to the Borrower a certificate setting forth in reasonable detail the nature and amount thereof and the basis for the calculation of such loss or expense, which certificate shall be conclusive in the absence of manifest error; and provided further that the Borrower shall not be required to make any payment to any Lender pursuant to this Section 2.13 as a result of any prepayment of any Euro-Dollar Loan of such Lender made by the Borrower pursuant to Section 8.02 if such Lender shall not have complied with the provisions of the second sentence of Section 8.02.

        Section 2.14. Computation of Interest and Fees. Interest based on the Reference Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

        Section 2.15. Increased Commitments; Additional Lenders. (a) From time to time (but no more than twice per calendar year), the Borrower may, upon notice of not less than 30 days nor more than 45 days to the Administrative Agent (which shall promptly provide a copy of such notice to the Lenders), propose to increase the aggregate amount of the Commitments by an amount not less than $10,000,000 (the amount of any such increase, the "Increased Commitments"). Each Lender party to this Agreement at such time shall have the right (but no obligation), for a period of 15 days following receipt of such notice, to elect by notice to the Borrower and the Administrative Agent to increase its Commitment by a principal amount which bears the same ratio to the Increased Commitments as its then Commitment bears to the aggregate Commitments then existing. Any Lender not responding within 15 days of receipt of such notice shall be deemed to have declined to increase its Commitment.

        (b) If any Lender party to this Agreement shall not elect to increase its Commitment pursuant to subsection (a) of this Section, the Borrower may, within 10 days of the Lenders' response, designate one or more of the existing Lenders or other financial institutions acceptable to the Administrative Agent and the Borrower (which consent of the Administrative Agent and the Borrower shall not be unreasonably withheld) which at the time agree to (i) in the case of any such lender that is an existing Lender, increase its Commitment and (ii) in the case of any other such lender (an "Additional Lender"), become a party to this Agreement with a Commitment of not less than $10,000,000. The sum of the increases in the Commitments of the existing Lenders pursuant to this subsection
(b) plus the Commitments of the Additional Lenders shall not in the aggregate exceed the unsubscribed amount of the Increased Commitments.

        (c) Any increase in the Commitments pursuant to this Section 2.15 shall be subject to satisfaction of the following conditions:

               (i) before and after giving effect to such increase, all representations and warranties contained in Article 4 shall be true and correct in all material respects;

               (ii) at the time of such increase, no Default shall have occurred and be continuing or would result from such increase; and

               (iii) after giving effect to such increase, the aggregate amount of all increases in Commitments made pursuant to this Section 2.15 shall not exceed $250,000,000.

        (d) An increase in the aggregate amount of the Commitments pursuant to this Section 2.15 shall become effective upon the receipt by the Administrative Agent of (i) an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower, by each Additional Lender and by each other Lender whose Commitment is to be increased, setting forth the new Commitments of such Lenders and setting forth the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof, and (ii) such evidence of the satisfaction of the conditions set forth in subsection (c) above as the Administrative Agent may reasonably request.

        (e) Upon any increase in the aggregate amount of the Commitments pursuant to this Section 2.15, within five Domestic Business Days, in the case of each Group of Base Rate Loans then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of each Group of Euro-Dollar Loans then outstanding, the Borrower shall prepay such Group of Loans in its entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Article 3, the Borrower shall reborrow Committed Loans from the Lenders in proportion to their respective Commitments after giving effect to such increase, until such time as all outstanding Committed Loans are held by the Lenders in such proportion.

        Section 2.16. Regulation D Compensation. Each Lender may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Lender at a rate per annum determined by such Lender up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after such Lender gives such notice and (y) shall furnish to the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans an officer's certificate setting forth the amount to which such Lender is then entitled under this Section (which shall be consistent with such Lender's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Borrower may reasonably request as to the computation set forth therein.

        "EURO-DOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "EUROCURRENCY LIABILITIES" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

        Section 2.17. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to subsection (d) of this Section and the provisions of Article 8), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

               (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to
        Section 2.13 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Administrative Agent not later than 1:00 P.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each at least $10,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Group of Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

        (b) Each Notice of Interest Rate Election shall specify:

               (i) the Group of Loans (or portion thereof) to which such notice applies;

               (ii) the date on which the conversion of continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

               (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans resulting from such conversion are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

        (c) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall notify each Lender of the contents thereof and such Notice of Interest Rate Election shall not thereafter be revocable by the Borrower.

        (d) The Borrower shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, Euro-Dollar Loans if (i) the aggregate principal amounts of any Group of Euro-Dollar Loans created or continued as a result of such election would be less than $10,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.

                                    ARTICLE 3

                                   Conditions

        Section 3.01. Closing. The closing hereunder shall occur upon receipt by the Documentation Agent of the following documents, each dated the Closing Date unless otherwise indicated:

        (a) an opinion of Brobeck Phleger & Harrison LLP, special counsel for the Borrower, substantially in the form of Exhibit E hereto;

        (b) an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

        (c) evidence satisfactory to the Documentation Agent that all fees payable by the Borrower to the Documentation Agent and the Administrative Agent, in the amounts previously agreed upon between the Borrower and each such Agent, shall have been paid in full;

        (d) all documents the Documentation Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes and the transactions contemplated hereby, all in form and substance satisfactory to the Documentation Agent.

The Documentation Agent shall promptly notify the Borrower, the Lenders and the Administrative Agent of the Closing Date, and such notice shall be conclusive and binding on all parties hereto. The Documentation Agent will forward to the Administrative Agent copies of all documents referred to in Section 3.01 promptly after the Closing Date.

        Section 3.02. Credit Events. The obligation of any Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions: (a) the fact that the Closing Date shall have occurred;

        (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

        (c) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

        (d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

        (e) the fact that the representations and warranties of the Borrower contained in this Agreement (except the representations and warranties set forth in Sections 4.04(c) and 4.05 as to any matter which has theretofore been disclosed in writing by the Borrower to the Lenders) shall be true on and as of the date of such Borrowing; provided that the representations and warranties set forth in Sections 4.04 and 4.05 shall be deemed to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect thereof.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in subsections (c), (d) and (e) of this Section.

                                    ARTICLE 4

                         Representations and Warranties

        The Borrower represents and warrants that:

        Section 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

        Section 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement or instrument evidencing or governing Debt of the Borrower or a Subsidiary or any other material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

        Section 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, if and when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.
Section 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of July 28, 1996 and the related consolidated statements of operations and cash flows for the fiscal year then ended, reported on by Coopers & Lybrand L.L.P. and set forth in the Borrower's 1996 Form 10-K, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

        (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of January 25, 1997 and the related unaudited consolidated statements of operations and cash flows for the six months then ended, set forth in the Borrower's Latest Form 10-Q, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six-month period (subject to normal year-end adjustments).

        (c) Since July 31, 1996 there has been no material adverse change in the business, condition (financial or otherwise) or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

        Section 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect.

        Section 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except if no Material Adverse Effect could reasonably be expected to result therefrom. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except if no Material Adverse Effect could reasonably be expected to result therefrom.

        Section 4.07. Environmental Matters. The Borrower has reasonably concluded that the liabilities and costs associated with the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses) could not reasonably be expected to have a Material Adverse Effect.

        Section 4.08. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, except to the extent such taxes are being contested in good faith and are adequately reserved against in accordance with generally accepted accounting principles. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

        Section 4.09. Subsidiaries. Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

        Section 4.10. Regulatory Restrictions on Borrowing. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

        Section 4.11. Full Disclosure. All information in any exhibit, report, certificate or written statement heretofore furnished by the Borrower to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby, taken as a whole is, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Lender, taken as a whole, will be, true and accurate in all material respects on the date as of which such information is stated or certified and not incomplete by omitting to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading, as of the time made or delivered.

                                    ARTICLE 5

                                    Covenants

        The Borrower agrees that, so long as any Lender has any Commitment hereunder or any amount payable hereunder remains unpaid:

        Section 5.01. Information. The Borrower will deliver to the Administrative Agent for distribution to each of the Lenders:

               (a) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Coopers & Lybrand or other independent public accountants of nationally recognized standing;

               (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of operations and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of operations and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer, the chief accounting officer or the treasurer of the Borrower;

               (c) simultaneously with the delivery of each set of financial statements referred to in clauses 5.01(a) and 5.01(b) above, a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.10 on the date of such financial statements,
        (ii) setting forth Net Qualifying Assets as at the date of such financial statements and Consolidated Net Income for the period of four consecutive fiscal quarters then ended and (iii) stating whether any Default exists and is continuing on the date of such certificate and, if any Default then exists and is continuing, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

               (d) within five Domestic Business Days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

               (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

               (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

               (g) promptly upon the Borrower's obtaining knowledge thereof, notice of each change in or withdrawal of the ratings of the Borrower's senior unsecured long-term debt securities by either Moody's Investors Service, Inc. and its successors or Standard & Poor's Ratings Services and its successors and all information relating to such change or withdrawal; and

               (h) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request.

Information required to be delivered pursuant to subsections (a), (b), (e) or
(f) of this Section 5.01 shall be deemed to have been delivered on the date on which the Borrower provides notice to the Lenders that such information has been posted on the Borrower's website on the Internet at the website address listed on the signature pages hereof or at sec.gov/edaux/searches.htm; provided that such notice may be included in a certificate delivered pursuant to subsection (c) of this Section 5.01 and provided further that the Borrower shall deliver paper copies of the information referred to in subsections (a), (b), (e) or (f) of this Section 5.01 to any Lender who requests such delivery.

        Section 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective obligations and liabilities in excess of $10,000,000 in any one case and in the aggregate in excess of $50,000,000 (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

        Section 5.03. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

        (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business.

        Section 5.04. Conduct of Business and Maintenance of Existence. The Borrower will continue, and will cause each Subsidiary to continue, to engage in business in the same industry as the industry which the business now conducted by the Borrower and its Subsidiaries is in, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.04 shall prohibit (i) the merger of a Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or
(ii) the termination of the corporate existence of any Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Lenders.

        Section 5.05. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, with all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where (i) the necessity of compliance therewith is contested in good faith by appropriate proceedings or (ii) noncompliance could not reasonably be expected to have a Material Adverse Effect.

        Section 5.06. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times during normal business hours and as often as may reasonably be desired, subject to the provisions of Section 9.13.

        Section 5.07. Mergers and Sales of Assets. The Borrower will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person; providedthat the Borrower may merge with another Person if (x) the Borrower is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

        Section 5.08. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for working capital and general corporate purposes. None of such proceeds will be used in violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time. None of such proceeds will be used for the acquisition of any Person unless such acquisition is recommended by the Board of Directors (or other persons performing similar functions) of such Person.

        Section 5.09. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

        (a) Liens securing obligations in respect of Synthetic Leases, providedthat the lesser of (i) the value of the collateral subject to such Liens or (ii) the face amount of the obligations secured thereby shall not exceed $800,000,000;

        (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

        (c) any Lien (including any such Lien arising pursuant to any capital lease, conditional sale or other title retention arrangement) on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or leasing such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition or lease thereof;

        (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

        (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

        (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing subsections of this Section, provided that the principal or face amount of such Debt is not increased and such Debt is not then secured by any additional assets;

        (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $150,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

        (h) (x) Liens on marketable equity securities securing Derivatives Obligations entered into in respect of such marketable equity securities and (y) other Liens on cash, cash equivalents and marketable securities securing Derivatives Obligations, provided that the aggregate value of the collateral subject to Liens permitted by this subclause (y) may at no time exceed $100,000,000;

        (i) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and
(ii) such deposit account is not intended by the Borrower to provide collateral to the depository institution; and

        (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed 5% of Consolidated Tangible Net Worth.

        Section 5.10. Consolidated Tangible Net Worth. If at the last day of any fiscal quarter the ratio of Consolidated EBIT to Consolidated Interest Expense for the period of four consecutive fiscal quarters then ended is less than 6:1, Consolidated Tangible Net Worth at such date shall be greater than the Minimum Amount. For purposes of this Section 5.10, "Minimum Amount" means an amount equal to the sum of (i) $2,800,000,000 plus (ii) an amount equal to 25% of Consolidated Net Income for each fiscal quarter of the Borrower ending after April 26, 1997 but prior to the date of determination, in each case, for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any fiscal quarter of the Borrower).

        Section 5.11. Ratings. The Borrower has instructed S&P to disclose to any Lender or the Administrative Agent, upon request, any private rating assigned by S&P to the Borrower's senior unsecured long term debt securities. The Borrower will take all actions necessary or that the Administrative Agent or any Lender may request to ensure that any such rating will at all times be available to any Lender or the Administrative Agent, upon request.

                                    ARTICLE 6

                                    Defaults

        Section 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

        (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay within five Domestic Business Days of the due date thereof any interest, any fees or any other amount payable hereunder;

        (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.07, 5.08, and 5.10, or any covenant contained in Section 5.09, solely with respect to Liens securing Debt or Derivative Obligations;

        (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by subsections
(a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender;

        (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

        (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

        (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt;

        (g) the Borrower or any Material Subsidiary shall commence a voluntary Insolvency Proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

        (h) an involuntary Insolvency Proceeding shall be commenced against the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

        (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the

ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $50,000,000;

        (j) judgments or orders for the payment of money, which individually or in the aggregate (net of applicable insurance for which the insurer has acknowledged coverage) shall exceed $50,000,000 shall be rendered against the Borrower or any Material Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 45 days; or

        (k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 35% or more of the outstanding shares of common stock of the Borrower; or, during any period of 12 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower (other than as a result of death or disability);

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Lenders, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Lenders holding more than 60% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause 6.01(g) (other than a failure generally to pay debts as they become due, or the taking of any corporate action to authorize the same) or 6.01(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

        Section 6.02. Notice of Default. The Administrative Agent shall give written notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

                                    ARTICLE 7

                                   The Agents

        Section 7.01. Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 7.09) appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, neither Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall either Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against either Agent.

        Section 7.02. Delegation of Duties. Each Agent may execute any of its duties under this Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

        Section 7.03. Liability of Agents. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate, or any officer thereof, contained in this Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of the Borrower to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries or Affiliates.

        Section 7.04. Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by such Agent in good faith. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

        Section 7.05. Notice of Default. Each Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default". Each Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be requested by the Required Lenders in accordance with Article 6; provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

        Section 7.06. Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by either Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent- Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable Lenders regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by either Agent, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

        Section 7.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that to the extent indemnification payments made by the Lenders pursuant to this Section 7.07 are subsequently recovered from or for the account of the Borrower, such Agent shall promptly refund such previously paid indemnification payments to the Lenders . The undertaking in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of one or both Agents.

        Section 7.08. Agents in Individual Capacities. Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though Citicorp USA, Inc. ("Citicorp") and Morgan Guaranty Trust Company of New York ("MORGAN") were not Agents hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, each Agent or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that neither Agent shall be under any obligation to provide such information to them. With respect to its Loans, each of Morgan and Citicorp shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent or the Issuing Lender, and the terms "Lender" and "Lenders" include Morgan and Citicorp in their individual capacities.

        Section 7.09. Successor Agents. Each Agent may resign as Agent upon 30 days' notice to the Lenders. If either Agent resigns under this Agreement, the Required Lenders, with the consent of the Borrower (such consent not to be unreasonably withheld), shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of either Agent, such Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall include such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 7 and Section 9.03 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

        Section 7.10. Co-Agents. None of the Banks identified on the facing page or the signature pages of this Agreement as a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied and will not rely on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                    ARTICLE 8

                             Change in Circumstances

        Section 8.01. Basis for Determining Interest Rate Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan or Money Market LIBOR Loan, the Administrative Agent shall have determined that dollar deposits in the principal amounts of such Loans are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Lenders of making or maintaining their Euro-Dollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the London Interbank Offered Rate, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist,
(i) the obligations of the Lenders to make Euro-Dollar Loans, or to continue or convert outstanding Loans as or into Euro-Dollar Loans, shall be suspended and
(ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Euro-Dollar Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

        Section 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until the circumstances giving rise to such suspension no longer exist (at which time such Lender shall so notify the Borrower and the Administrative Agent), the obligation of such Lender to make Euro-Dollar Loans, or to continue or convert outstanding

Loans as or into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such notice is given, each Euro-Dollar Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Lender may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or (b) immediately if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day.

        Section 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Euro-Dollar Loan or any obligation to make Euro-Dollar Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement with respect to which such Lender is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Applicable Lending Office) or shall impose on any Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Fixed Rate Loans, its Note (if any) or its obligation to make Fixed Rate Loans, and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Note (if any) with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

        (b) If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its Parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its Parent) for such reduction.

        (c) Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. Any Lender claiming compensation under this Section shall provide the Borrower with a certificate setting forth the additional amount or amounts to be paid to it hereunder and in reasonable detail the event or events entitling such Lender to compensation and the method of calculation of such compensation, which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If any Lender shall have successfully contested the change in law, rule, regulation, interpretation, administration, request or directive, as the case may be, for which the Borrower has paid any amount under this Section 8.03 and as result of such contest such Lender shall have received a refund of such amount (or any portion thereof), such Lender shall refund to the Borrower such amount or portion thereof, net of any costs incurred by such Lender with respect to such contest. Nothing in the immediately preceding sentence shall be construed to require any Lender to contest any such change. If any Lender claiming any increased cost or reduction has changed its Applicable Lending Office as provided in this subsection or the Borrower has elected that the provisions of Section 8.05 shall apply to such Lender, the calculation of such increased costs or reduction payable by the Borrower to such Lender pursuant to this Section for any date after the date such change in Applicable Lending Office or such election has been made shall take into account the effect of such change or election.

        Section 8.04. Taxes. (a) For the purposes of this Section, the following terms have the following meanings:

        "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Lender, in which its Applicable Lending Office is located and (ii) in the case of each Lender, any United States withholding tax imposed on such payments but only to the extent that such Lender is subject to United States withholding tax at the time such Lender first becomes a party to this Agreement.

        "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

        (b) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, (iv) the Borrower shall also pay to each Lender or the Administrative Agent for the account of such Lender, at the time interest is paid, all additional amounts which such Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed and
(v) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

        (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Lender or the Administrative Agent (as the case may be) makes demand therefor.

        (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Lender from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Lender or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

        (e) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 8.04(b) or (c) with respect to Taxes imposed by the United States solely as a result of such failure; providedthat if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes or additional Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes or additional Taxes.

        (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section, then such Lender will change the jurisdiction of its Applicable Lending Office if, in the sole judgment of such Lender, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not disadvantageous to such Lender.

        Section 8.05. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Lender to make, or to continue or convert outstanding Loans as or to, Euro-Dollar Loans has been suspended pursuant to

Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03 or
8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Lender as (or continued as or converted to) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Lenders). If such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Lenders.

        Section 8.06. Substitution of Lender. If (i) the obligation of any Lender to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or
(ii) any Lender has demanded compensation under Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Administrative Agent, to seek a mutually satisfactory substitute financial institution (which may be one or more of the Lenders) to purchase the outstanding Loans of such Lender and assume the Commitment of such Lender.

                                    ARTICLE 9

                                  Miscellaneous

        Section 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Agents, at the applicable address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Lender, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or
Article 8 shall not be effective until actually received by the Administrative Agent at the address specified for the Administrative Agent pursuant to this Section.

        Section 9.02. No Waiver. No failure or delay by either Agent or any Lender in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        Section 9.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agents, including (without duplication) the fees and disbursements of special counsel for the Agents, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each Agent and each Lender, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

        (b) The Borrower agrees to indemnify each Agent and each Lender, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto and whether or not such proceeding is initiated by a party to this Agreement) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder (collectively, "Indemnified Liabilities"); provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

        Section 9.04. Sharing of Set-offs. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Loan made by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due with respect to any Loans made by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans made by the other Lenders and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans made by the Lenders shall be shared by the Lenders pro rata; provided that nothing in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

        Section 9.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request specified by Section 6.01 to direct the Agent to declare the Loans due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Loans made by such Lender, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have.

        Section 9.06. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of either Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) except as contemplated by Section 2.15, increase or decrease the Commitment of any Lender (except for a ratable decrease in the

Commitments of all Lenders) or subject any Lender to any obligation in addition to the obligations to which such Lender is subject hereunder on the Effective Date, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any interest thereon or any fees hereunder or for any scheduled termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement.

        Section 9.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of all Lenders.

        (b) Any Lender may at any time grant to one or more Lenders or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agents, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), or (iii) of Section 9.06 without the consent of the Participant. The Borrower agrees that each Lender shall be entitled to the benefits of Section 2.13 and Article 8 without regard to whether it has granted any participating interests, and that all amounts payable to a Lender for the account of a Participant under Section 2.13 and Article 8 shall be determined as if such Lender had not granted a participating interest to such Participant. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

        (c) Any Lender may at any time assign to one or more Eligible Assignees all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of all, of its rights and obligations under this Agreement and the Notes, and each such Eligible Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Eligible Assignee and such transferor Lender, with (and subject to) the subscribed consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably withheld); provided that if an Eligible Assignee is an Affiliate of such transferor Lender or was a Lender immediately prior to such assignment, no such consent shall be required; and provided further that such assignment may, but need not, include rights of the transferor Lender in respect of outstanding Money Market Loans. Upon execution and delivery of such instrument and payment by such Eligible Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Eligible Assignee, such Eligible Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to the Eligible Assignee. In connection with any such assignment, the transferor Lender shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Eligible Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

        (d) Any Lender may at any time assign all or any portion of its rights under this Agreement and the Notes to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

        (e) No Eligible Assignee, Participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Section
8.03 or 8.04 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or
8.04 requiring such Lender to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

        (f) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent a copy of each Assignment and

Assumption Agreement delivered to it and a record of the names and addresses of the Lenders and the Commitments of and principal amounts of the Loans owing to, each Lender from time to time. Such record shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement, notwithstanding any notice to the contrary or anything to the contrary in this Agreement. Any assignment of any Loan or other right or obligation hereunder shall be effective, in the absence of manifest error, only upon appropriate records with respect thereto being made by the Administrative Agent, notwithstanding anything to the contrary in this Agreement. Such records shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

        Section 9.08. Collateral. Each of the Lenders represents to each Agent and each of the other Lenders that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

        Section 9.09. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of law principles. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        Section 9.10. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Documentation Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

        Section 9.11. Consequences of Effectiveness; Transitional Provisions.
(a) On the Effective Date, the commitments under the Existing Agreement shall terminate without further action by any party thereto. The Administrative Agent will promptly notify each of the other parties hereto and to the Existing Agreement of the effectiveness of this Agreement.

        (b) Concurrently with the effectiveness of this Agreement, the Borrower shall (i) prepay in full (including accrued and unpaid interest thereon to, but excluding, the Effective Date) (x) all "Money Market Loans" outstanding under the Existing Agreement made by "Banks" under the Existing Agreement which are not Lenders hereunder and (y) all Committed Loans outstanding under the Existing Agreement and (ii) surrender, or cause to be surrendered, for cancellation any "Letters of Credit" issued and outstanding under the Existing Agreement. Any "Money Market Loans" outstanding under the Existing Agreement on the Effective Date made by Lenders parties to this Agreement shall remain outstanding as Money Market Loans hereunder on the terms previously established with respect thereto under the Existing Agreement. Concurrently with the effectiveness of this Agreement, the Borrower shall pay all accrued and unpaid letter of credit and facility fees under the Existing Agreement to, but excluding, the Effective Date.

        (c) The Lenders which are parties to the Existing Agreement, comprising the "Required Banks" as defined therein, hereby waive any requirement of notice of termination of the "Commitments" as defined therein pursuant to Section 2.09 thereof and any restriction on prepayment of "Money Market Loans" as defined therein to the extent necessary to give effect to the subsections (a) and (b) above, provided that any such prepayment of such Money Market Loans shall be subject to Section 2.13 of the Existing Agreement.

        Section 9.12. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 9.13. Confidentiality. Each of the Agents and the Lenders shall keep confidential any information provided by Borrower or any Subsidiary or Affiliate of the Borrower and clearly identified as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing such information (i) to its officers, directors, employees, agents, attorneys, auditors (internal or independent), accountants and Affiliates who have a need to know such information in accordance with customary banking practices and who receive such information having been made subject to the restrictions set forth in this Section, (ii) upon the order of a court or administrative agency, (iii) upon request or demand of any regulatory agency or authority having jurisdiction over such party and authority to compel disclosure of such information, (iv) which has become publicly available without breach of any agreement between the parties hereto, including this Agreement, (v) as necessary for the exercise of any remedy under this Agreement, (vi) subject to provisions similar to those contained in this Section, to any prospective Participant or Eligible Assignee,
(vii) when required to do so in accordance with the provisions of any applicable law, (viii) to the extent reasonably required in connection with any litigation or proceeding between the Borrower and any Agent, any Lender or their respective Affiliates or (ix) as to any Lender or any of its Affiliates, as expressly permitted under the terms of any document or agreement regarding confidentiality to which the Borrower or any Subsidiary is party or is deemed party with such Lender or such Affiliate.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CISCO SYSTEMS, INC.

                                       By: [SIG]
                                          -------------------------------------
                                          Name:    David Rogan
                                          Title:   Treasurer
                                          Address: Cisco Systems, Inc.
                                                   170 West Tasman Drive
                                                   San Jose, CA 95134
                                                   Telephone: 408-526-8211
                                                   Facsimile: 408-526-4545
                                                   Website:
                                                     http://www.cisco.com
                                                   Attention: Treasurer



                                       CITICORP USA, INC., as Administrative
                                         Agent

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:
                                          Address: Citibank, N.A.
                                                   1 Court Street/7th Floor,
                                                     Zone 1
                                                   Long Island City, NY 11120
                                          Telephone: 718-248-4520
                                          Facsimile: 718-248-4844
                                          Attention: Christopher Di Biase

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CISCO SYSTEMS, INC.

                                       By:
                                          -------------------------------------
                                          Name:    David Rogan
                                          Title:   Treasurer
                                          Address: Cisco Systems, Inc.
                                                   170 West Tasman Drive
                                                   San Jose, CA 95134
                                                   Telephone: 408-526-8211
                                                   Facsimile: 408-526-4545
                                                   Website:
                                                     http://www.cisco.com
                                                   Attention: Treasurer



                                       CITICORP USA, INC., as Administrative
                                         Agent

                                       By: [SIG]
                                          -------------------------------------
                                          Name:    Anita J. Brickell
                                          Title:   Attorney-in-Fact
                                          Address: Citibank, N.A.
                                                   1 Court Street/7th Floor,
                                                     Zone 1
                                                   Long Island City, NY 11120
                                          Telephone: 718-248-4520
                                          Facsimile: 718-248-4844
                                          Attention: Christopher Di Biase

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CISCO SYSTEMS, INC.

                                       By: [SIG]
                                          -------------------------------------
                                          Name:    David Rogan
                                          Title:   Treasurer
                                          Address: Cisco Systems, Inc.
                                                   170 West Tasman Drive
                                                   San Jose, CA 95134
                                                   Telephone: 408-526-8211
                                                   Facsimile: 408-526-4545
                                                   Website:
                                                     http://www.cisco.com
                                                   Attention: Treasurer



                                       CITICORP USA, INC., as Administrative
                                         Agent

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:
                                          Address: Citibank, N.A.
                                                   1 Court Street/7th Floor,
                                                     Zone 1
                                                   Long Island City, NY 11120
                                          Telephone: 718-248-4520
                                          Facsimile: 718-248-4844
                                          Attention: Christopher Di Biase

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CISCO SYSTEMS, INC.

                                       By:
                                          -------------------------------------
                                          Name:    David Rogan
                                          Title:   Treasurer
                                          Address: Cisco Systems, Inc.
                                                   170 West Tasman Drive
                                                   San Jose, CA 95134
                                                   Telephone: 408-526-8211
                                                   Facsimile: 408-526-4545
                                                   Website:
                                                     http://www.cisco.com
                                                   Attention: Treasurer



                                       CITICORP USA, INC., as Administrative
                                         Agent

                                       By: [SIG]
                                          -------------------------------------
                                          Name:    Anita J. Brickell
                                          Title:   Attorney-in-Fact
                                          Address: Citibank, N.A.
                                                   1 Court Street/7th Floor,
                                                     Zone 1
                                                   Long Island City, NY 11120
                                          Telephone: 718-248-4520
                                          Facsimile: 718-248-4844
                                          Attention: Christopher Di Biase

                                      MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as
                                        Documentation Agent

                                      By: [SIG]
                                         -------------------------------------
                                         Name:    Jeffrey Hwang
                                         Title:   Vice President
                                         Address: J.P. Morgan
                                                  60 Wall Street
                                                  New York, NY 10260
                                                  Telex: 177615 MGT UT
                                          Telephone: 212-648-7638
                                          Facsimile: 212-648-5014
                                          Attention:



                                      BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS
                                        ASSOCIATION, as Co-Agent

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Address:
                                         Telephone:
                                         Facsimile:
                                         Attention:



                                      THE CHASE MANHATTAN BANK, as
                                        Co-Agent

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Address: 270 Park Avenue, 10th Floor
                                                  New York, NY 10017
                                         Telephone: 212-270-5730
                                         Facsimile: 212-270-5172
                                         Attention:

                                      MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as
                                        Documentation Agent

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Address: J.P. Morgan
                                                  60 Wall Street
                                                  New York, NY 10260
                                                  Telex: 177615 MGT UT
                                          Telephone: 212-648-7638
                                          Facsimile: 212-648-5014
                                          Attention:



                                      BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS
                                        ASSOCIATION, as Co-Agent

                                      By: [SIG]
                                         -------------------------------------
                                         Name: Roger J. Fleischmann Jr.
                                         Title: Vice President
                                         Address: 555 California St., 41st Floor
                                                  San Francisco, CA 94104
                                         Telephone: 415-622-4571
                                         Facsimile: 415-622-2514
                                         Attention: Michael McCutchin



                                      THE CHASE MANHATTAN BANK, as
                                        Co-Agent

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Address: 270 Park Avenue, 10th Floor
                                                  New York, NY 10017
                                         Telephone: 212-270-5730
                                         Facsimile: 212-270-5172
                                         Attention:

                                      MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as
                                        Documentation Agent

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Address: J.P. Morgan
                                                  60 Wall Street
                                                  New York, NY 10260
                                                  Telex: 177615 MGT UT
                                          Telephone: 212-648-7638
                                          Facsimile: 212-648-5014
                                          Attention:



                                      BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS
                                        ASSOCIATION, as Co-Agent

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Address:
                                         Telephone:
                                         Facsimile:
                                         Attention:



                                      THE CHASE MANHATTAN BANK, as
                                        Co-Agent

                                      By: [SIG]
                                         -------------------------------------
                                         Name:    Joan F. Garvin
                                         Title:   Managing Director
                                         Address: 270 Park Avenue, 10th Floor
                                                  New York, NY 10017
                                         Telephone: 212-270-5730
                                         Facsimile: 212-270-5172
                                         Attention:

          Commitments:

          $45,000,000                  MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Jeffrey Hwang
                                          Title: Vice President



          $45,000,000                  CITICORP USA, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $40,000,000                  BANK OF AMERICA NATIONAL
                                         TRUST AND SAVINGS
                                         ASSOCIATION


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $40,000,000                  THE CHASE MANHATTAN BANK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          Commitments:

          $45,000,000                  MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $45,000,000                  CITICORP USA, INC.


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Anita J. Brickell
                                          Title: Attorney-in-Fact



          $40,000,000                  BANK OF AMERICA NATIONAL
                                         TRUST AND SAVINGS
                                         ASSOCIATION


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $40,000,000                  THE CHASE MANHATTAN BANK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          Commitments:

          $45,000,000                  MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $45,000,000                  CITICORP USA, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $40,000,000                  BANK OF AMERICA NATIONAL
                                         TRUST AND SAVINGS
                                         ASSOCIATION


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Roger J. Fleischmann, Jr.
                                          Title: Vice President



          $40,000,000                  THE CHASE MANHATTAN BANK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          Commitments:

          $45,000,000                  MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $45,000,000                  CITICORP USA, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $40,000,000                  BANK OF AMERICA NATIONAL
                                         TRUST AND SAVINGS
                                         ASSOCIATION


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $40,000,000                  THE CHASE MANHATTAN BANK


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Joan F. Garvin
                                          Title: Vice President

          $30,000,000                  BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Michael C. Irwin
                                          Title: Vice President



          $30,000,000                  DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  MARINE MIDLAND BANK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  ROYAL BANK OF CANADA


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $30,000,000                  BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Ralf Hoffmann
                                          Title: Vice President


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Andreas Neumeier
                                          Title: Vice President



          $30,000,000                  MARINE MIDLAND BANK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  ROYAL BANK OF CANADA


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $30,000,000                  BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  MARINE MIDLAND BANK


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  William M. Holland
                                          Title: Vice President



          $30,000,000                  ROYAL BANK OF CANADA


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $30,000,000                  BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  MARINE MIDLAND BANK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  ROYAL BANK OF CANADA


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Michael A. Cole
                                          Title: Manager

          $30,000,000                  THE SUMITOMO BANK, LIMITED


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Kozo Masaki
                                          Title: General Manager



          $30,000,000                  UNION BANK OF SWITZERLAND


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




          $25,000,000                  BANKBOSTON, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




          $25,000,000                  THE BANK OF NEW YORK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $30,000,000                  THE SUMITOMO BANK, LIMITED


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  UNION BANK OF SWITZERLAND


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Hamilton W. Bullard
                                          Title: Assistant Treasurer


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Bruce T. Richards
                                          Title: Managing Director




          $25,000,000                  BANKBOSTON, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




          $25,000,000                  THE BANK OF NEW YORK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $30,000,000                  THE SUMITOMO BANK, LIMITED


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  UNION BANK OF SWITZERLAND


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




          $25,000,000                  BANKBOSTON, N.A.


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Daniel G. Head, Jr.
                                          Title: Vice President




          $25,000,000                  THE BANK OF NEW YORK


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $30,000,000                  THE SUMITOMO BANK, LIMITED


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $30,000,000                  UNION BANK OF SWITZERLAND


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




          $25,000,000                  BANKBOSTON, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




          $25,000,000                  THE BANK OF NEW YORK


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Bruce C. Miller
                                          Title: Senior Vice President

          $25,000,000                  CREDITO ITALIANO SpA



                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Harmon P. Butler
                                          Title: First Vice President & Deputy
                                                   Manager


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Saiyed A. Abbas
                                          Title: Assistant Vice President



          $25,000,000                  THE SUMITOMO TRUST & BANKING
                                         CO., LTD., LOS ANGELES AGENCY


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $25,000,000                  MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $25,000,000                  CREDITO ITALIANO SpA



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $25,000,000                  THE SUMITOMO TRUST & BANKING
                                         CO., LTD., LOS ANGELES AGENCY


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Ninoos Y. Benjamin
                                          Title: Vice President



          $25,000,000                  MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

          $25,000,000                  CREDITO ITALIANO SpA



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $25,000,000                  THE SUMITOMO TRUST & BANKING
                                         CO., LTD., LOS ANGELES AGENCY


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



          $25,000,000                  MELLON BANK, N.A.


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Sean C. Gannon
                                          Title: Assistant Vice President

          $25,000,000                  WELLS FARGO BANK, N.A.



                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Edith R. Lim
                                          Title: Vice President


                                       By: [SIG]
                                          -------------------------------------
                                          Name:  Todd W. Wuertz
                                          Title: Assistant Vice President


          -----------------
          Total:  $500,000,000

                                PRICING SCHEDULE

        Each of "Euro-Dollar Margin" and "Facility Fee Rate" for any date, the rate set forth in the column below such term and in the row corresponding to the Pricing Level that applies at such date:


                          EURO-DOLLAR     FACILITY FEE
          PRICING LEVEL     MARGIN           RATE
          ----------------------------------------
          Level I+          .1100%          .0500%
          ----------------------------------------
          Level I           .1200%          .0550%
          ----------------------------------------
          Level II+         .1200%          .0550%
          ----------------------------------------
          Level II          .1275%          .0600%
          ----------------------------------------
          Level III+        .1275%          .0600%
          ----------------------------------------
          Level III         .1300%          .0700%
          ----------------------------------------
          Level IV+         .1300%          .0700%
          ----------------------------------------
          Level IV          .1700%          .0800%
          ----------------------------------------
          Level V+          .1900%          .1100%
          ----------------------------------------
          Level V           .2500%          .1250%
          ----------------------------------------
          Level VI          .3500%          .2000%
          ----------------------------------------


        For purposes of this Schedule, the following terms have the following meanings:

        "APPLICABLE NET INCOME" means, at any date, Consolidated Net Income for the period of four consecutive fiscal quarters reflected in the then most recent certificate delivered by the Borrower pursuant to Section 5.01(c); provided that for any period during which a Default exists under Section 5.01(c), Applicable Net Income shall be deemed to be less than $1,000,000,000.

        "APPLICABLE NET QUALIFYING ASSETS" means, at any date, the amount of Net Qualifying Assets reflected in the then most recent certificate delivered by the Borrower pursuant to Section 5.01(c); provided that for any period during which a Default exists under Section 5.01(c), Applicable Net Qualifying Assets shall be deemed to be less than $2,000,000,000.

        "LEVEL I+ PRICING" applies at any date if, at such date (a) the Borrower's senior unsecured long-term debt securities are rated A+ or higher by S&P or A1 or higher by Moody's (subject to the concluding paragraph of this Schedule) and(b) Applicable Net Income is $2,500,000,000 or greater and Applicable Net Qualifying Assets is $5,000,000,000 or greater and (c) such date is an Upgrade Date.

        "LEVEL I PRICING" applies at any date if, at such date, Test (a) for Level I+ Pricing is met but either Test (b) or Test (c) is not.

        "LEVEL II+ PRICING" applies at any date if, at such date (i) (a) the Borrower's senior unsecured long-term debt securities are rated A or higher by S&P or A2 or higher by Moody's (subject to the concluding paragraph of this Schedule) and (b) Applicable Net Income is $2,000,000,000 or greater andApplicable Net Qualifying Assets is $4,000,000,000 or greater and (c) such date is an Upgrade Date and (ii) Test (a) for Level I+ Pricing is not met.

        "LEVEL II PRICING" applies at any date if, at such date, Test (a) for Level II+ Pricing is met but either Test (b) or Test (c) is not.

        "LEVEL III+ PRICING" applies at any date if, at such date, (i)(a) the Borrower's senior unsecured long-term debt securities are rated A- or higher by S&P or A3 or higher by Moody's (subject to the concluding paragraph of this Schedule) and (b) Applicable Net Income is $1,500,000,000 or greater andApplicable Net Qualifying Assets is $3,000,000,000 or greater and (c) such date is an Upgrade Date and (ii) Test (a) for Level II+ Pricing is not met.

        "LEVEL III PRICING" applies at any date if, at such date, Test (a) for Level III+ Pricing is met but either Test (b) or Test (c) is not.

        "LEVEL IV+ PRICING" applies at any date if, at such date, (i)(a) the Borrower's senior unsecured long-term debt securities are rated BBB+ or higher by S&P or Baa1 or higher by Moody's (subject to the concluding paragraph of this Schedule) and (b) Applicable Net Income is $1,000,000,000 or greater andApplicable Net Qualifying Assets is $2,500,000,000 or greater and (c) such date is an Upgrade Date and (ii) Test (a) Level III+ Pricing is not met.

        "LEVEL IV PRICING" applies at any date if, at such date, Test (a) for Level IV+ Pricing is met but either Test (b) or Test (c) is not.

        "LEVEL V+ PRICING" applies at any date if, at such date, (i)(a) the Borrower's senior unsecured long-term debt securities are rated BBB- or higher by S&P or Baa3 or higher by Moody's (subject to the concluding paragraph of this Schedule) and (b) Applicable Net Income is $1,000,000,000 or greater andApplicable Net Qualifying Assets is $2,000,000,000 or greater and (c) such date is and Upgrade Date and (ii) Test (a) for Level IV+ Pricing is not met.

        "LEVEL V PRICING" applies at any date if, at such date, Test (a) for Level V+ Pricing is met but either Test (b) or Test (c) is not.

        "LEVEL VI PRICING" applies at any date if, at such date, no other Pricing Level applies.

        "MOODY'S" means Moody's Investors Service, Inc. and its successors.

        "PRICING LEVEL" refers to each of the respective levels set forth in the column headed "Pricing Level" in the table above.

        "S&P" means Standard & Poor's Ratings Services and its successors.

        "TEST" means the respective criteria set forth in clause (or subclause)
(a) or (b) in the definition of a particular Pricing Level above.

        "UPGRADE DATE" means any date after the date on which the Borrower delivers the documents required to be delivered under Section 5.01(c) for the fiscal quarter ending January 24, 1998.

The credit ratings to be utilized for purposes of this Schedule are those assigned by S&P or Moody's to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement (including without limitation any private rating) and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date. In the case of split ratings from S&P and Moody's, the rating to be used to determine which Pricing Level is the higher of the two (e.g. A-/Baa1 meets Test (a) for Level III+ Pricing), provided that if the split is more than one full category, the average (or the higher of two intermediate ratings) shall be used (e.g., A+/A3 meets Test (a) for Level II+ Pricing but not for Level I+ Pricing).

                                                                EXHIBIT A - Note


                                    NOTE


                               New York, New York
                              ___________ __, 199_


        For value received, CISCO SYSTEMS, INC., a California corporation (the "Borrower"), promises to pay to the order of ______________________ (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Citicorp USA, Inc., 1 Court Street, 7th Floor, Zone 1, Long Island City, NY, 11120.

        All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This note is one of the Notes referred to in the Credit Agreement dated as of July 2, 1997 among Cisco Systems, Inc., the banks listed on the signature pages thereof, Citicorp USA, Inc., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                       CISCO SYSTEMS, INC.


                                       By______________________________
                                         Name:
                                         Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------

               Amount       Type      Amount of
                 of          of       Principal    Maturity     Notation
Date            Loan        Loan       Repaid        Date       Made By

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

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--------------------------------------------------------------------------

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

                                          EXHIBIT B - Money Market Quote Request



                       Form of Money Market Quote Request

                                     [Date]



To:    Citicorp USA, Inc. (the "Administrative Agent")

From:  Cisco Systems, Inc.

Re: Credit Agreement (the "Credit Agreement") dated as of July 2, 1997 among Cisco Systems, Inc., the Lenders listed on the signature pages thereof, Citicorp USA, Inc., the Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent

        We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing: __________________

Principal Amount(1)          Interest Period(2)
----------------             ------------------

$





----------------

(1) Amount must be $10,000,000 or a larger multiple of $1,000,000.

(2) Not less than one month (LIBOR Auction) or not less than 14 days or more than 366 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period. No more than three different Interest Periods.

        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.] Terms used herein have the meanings assigned to them in the Credit Agreement.

                                       CISCO SYSTEMS, INC.

                                       By____________________________
                                         Name:
                                         Title:

                 EXHIBIT C - Invitation for Money Market Quotes


              Form of Invitation for Money Market Quotes



To:  [Name of Lender]

Re:  Invitation for Money Market Quotes to [Name of Borrower] (the "Borrower")

        Pursuant to Section 2.03 of the Credit Agreement dated as of July 2, 1997 among Cisco Systems, Inc., the Lenders parties thereto, Citicorp USA, Inc., as Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

        Date of Borrowing: __________________

        Principal Amount                   Interest Period
        ----------------                   ---------------



        $


        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

        Please respond to this invitation by no later than [1:00 P.M.] [9:30 A.M.] (San Francisco, California time) on [date].

                                     Citicorp USA, Inc., as Administrative Agent


                                     By________________________________
                                       Authorized Officer

                                                  EXHIBIT D - Money Market Quote


                           Form of Money Market Quote



To:  Citicorp USA, Inc., as Administrative Agent

Re:  Money Market Quote to Cisco Systems, Inc. (the "Borrower")

        In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.  Quoting Lender: ________________________________

2.  Person to contact at Quoting Lender:

    -----------------------------

3.  Date of Borrowing: ____________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

    Principal          Interest       Money Market          [Absolute
    Amount**           Period***      [Margin****]          Rate*****]

    $

    $


        [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed
        $____________.]**

----------

*  As specified in the related Invitation.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the

                                             (notes continued on following page)

        We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of July 2, 1997 among Cisco Systems, Inc., the Lenders listed on the signature pages thereof, yourselves, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                       Very truly yours,

                                       [NAME OF LENDER]


Dated:_______________                  By:__________________________
                                          Authorized Officer


----------

amount the Lender is willing to lend. Bids must be made for $10,000,000 or a larger multiple of $1,000,000.

*** Not less than one month or not less than 7 days or more than 365 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                 EXHIBIT E - Opinion of Counsel for the Borrower


                                   OPINION OF
                            COUNSEL FOR THE BORROWER


                 [LETTERHEAD OF BROBECK, PHLEGER & HARRISON LLP]


                              ______________, 1997


To the Agents and the Lenders
party to the Credit Agreement
referred to below

             Re: Cisco Systems, Inc.
                 -------------------


Ladies and Gentlemen:

        This opinion letter is furnished to you pursuant to Section 3.01(b) of the Credit Agreement dated as of July 2, 1997 (the "CREDIT AGREEMENT") among Cisco Systems, Inc., a California corporation, as borrower (the "COMPANY"), the Lenders party thereto (collectively, the "LENDERS"), Citicorp USA, Inc., as Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and Bank of America National Trust and Savings Association and the Chase Manhattan Bank, as Co-Agents. We have acted as counsel for the Company in connection with the Credit Agreement. Unless otherwise defined herein, terms used herein shall have the meanings assigned to them in the Credit Agreement.

        In connection with this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates, including certificates of public officials, and other instruments as we have deemed necessary or advisable for purposes of this opinion letter, including those relating to the authorization, execution and delivery of the Credit Agreement. In addition, we have examined the following documents (the items referred to in subclauses (i) and (ii) below herein referred to as the "CREDIT DOCUMENTS"):

               (i) an executed copy of the Credit Agreement;

               (ii) the form of Note to be delivered by the Company in favor of a Lender pursuant to the Credit Agreement;

               (iii) the Articles of Incorporation and the Bylaws of the Company, each as in effect on the date hereof;

               (iv) an executed copy of the certificate of the [Assistant] Secretary of the Company dated July 2, 1997 certifying: a true copy of the resolutions of the Board of Directors of the Company, adopted on __________, 1997, authorizing, among other things, the execution, delivery and performance of the Credit Documents, and the incumbency, authority and true signatures of the officers of the Company authorized to sign the Credit Documents and any other documents and certificates delivered in connection therewith;

               (v) an executed copy of the certificate (the "Officer's Certificate") of the Secretary [and the ______________] of the Company, dated July 2, 1997 ; and

               (vi) such other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

        We have also examined photostatic or facsimile copies of the agreements identified in Exhibit A to the Officer's Certificate (the "Material Agreements") [and the consents received from ___________ in connection with the Material Agreements]. In our examination and review we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions hereinafter expressed which we did not independently establish or verify, we have relied without investigation upon certificates, statements and representations of representatives of the Company. Regarding documents executed by parties other than the Company, we have assumed (i) that each such other party had the power to enter into and perform all its obligations thereunder, (ii) the due authorization, execution and delivery of such documents by each such party, and (iii) that such documents constitute the legal, valid and binding obligations of each such party.

        With respect to our opinion in paragraph 1 below, we are relying solely on our review and examination of the certificate received from the Secretary of State of the State of California, without further investigation of the corporate records of the Company.

        Based upon and subject to the foregoing, and subject to the further assumptions, limitations, qualifications and exceptions set forth herein, we are of the opinion that:

        1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California with the corporate power and authority to own its properties and to carry on its business as, to our knowledge, it is now conducted.

        2. The Company has the corporate power and authority to enter into and perform the Credit Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents.

        3. No consents, approvals or authorizations of, or notices to or filings with, any governmental authority or agency under the laws of the State of California or the laws of the United States, as presently in effect and interpreted, are required or necessary on the part of the Company in connection with the execution and delivery by the Company of the Credit Documents.

        4. The Credit Agreement is, and the Notes when executed and delivered by the Company under the Credit Agreement will be, the legal, valid and binding obligations of the Company, enforceable by the Agents and the Lenders against the Company in accordance with their respective terms.

        5. The execution or delivery by the Company of the Credit Documents will not (i) violate or be in conflict with any provision of the Articles of Incorporation or Bylaws of the Company, (ii) to our knowledge, violate or be in conflict with any federal or California law having applicability to the Company as presently in effect and interpreted, (iii) to our knowledge, violate or contravene any judgment, decree, injunction or order of any federal or California court, or any arbitrator or governmental agency or authority, having jurisdiction over the Company or its properties or by which the Company may be bound, or (iv) constitute a material breach of, or result in a material default under, any term or provision of any of the Material Agreements.

        6. We have no knowledge of any pending litigation or other proceedings against the Company or its properties before any court, arbitrator or governmental agency or authority that challenge the legality, validity or enforceability of the Credit Documents or which, if determined adversely to the Company, would be likely to have a material adverse effect on the Company.

        Whenever a statement herein is qualified by the expressions "known to us," "to our knowledge," "we are not aware" or a similar phrase with respect to our knowledge of matters of fact, it is intended to mean that our knowledge is based upon the records, documents, instruments and certificates described above and the current actual knowledge of the attorneys in this Firm who have devoted substantive attention to the transactions contemplated by the Credit Documents (but not including any constructive or imputed notice of any information) and that we have not otherwise undertaken any independent investigations for the purpose of rendering this opinion.

        This opinion is limited to the laws of the State of California; the laws of the State of New York (as to paragraph 4 only); and applicable federal laws of the United States (as to paragraphs 3 and 5 only), and we express no opinion herein with respect to the effect or applicability of the laws of other jurisdictions. Without limiting the generality of the foregoing, the opinion in paragraph 4 is expressed only as a matter of New York law.

        Our opinions in paragraph 3 above and in clause (ii) of paragraph 5 above are limited to laws and regulations normally applicable to transactions of the type contemplated in the Credit Documents and do not extend to licenses, permits and approvals necessary for the conduct of the Company's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any land use, environmental or similar law, any state or federal antitrust law, state or federal securities laws, or any local law. Further, we express no opinion as to compliance or noncompliance by any Lender with any federal, state or other law (i) requiring any Lender to be licensed as a bank, finance company or other type of financial institution, (ii) pertaining to matters regulating the assets held by the Lender on the basis of portfolio requirements or any Lender's capitalization, such as loan limits and capital adequacy requirements, and (iii) otherwise applicable to any Lender and relating to its legal or regulatory status or the nature of its business.

        The opinions set forth above are subject to the following qualifications, assumptions, limitations and exceptions:

        (a) The enforceability of the Company's obligations under the Credit Documents may be subject to or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; and (ii) general equitable principles (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith, and fair dealing.

        (b) We express no opinion as to provisions of the Credit Documents purporting to establish an evidentiary standard or to authorize conclusive determinations by any Agent or any Lender or any other Person or allowing any Agent or any Lender or any other Person to make determinations in its sole discretion.

        (c) We also express no opinion as to:

                (1) the enforceability of provisions of the Credit Documents pursuant to which the Company agrees to make payments without set-off, defense or counterclaim;

                (2) the enforceability of provisions relating to indemnification, contribution or exculpation, to the extent any such provision is contrary to public policy or prohibited by law (including, without limitation, federal and state securities laws);

                (3) any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or pertaining to the Credit Documents;

                (4) provisions contained in the Credit Documents purporting to waive either illegality as a defense to the performance of contract obligations or any other defense to such performance which cannot, as a matter of law, be effectively waived;

                (5) any provision of the Credit Documents insofar as it provides that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that a Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

                (6) any provision of the Credit Documents permitting modification thereof only by means of an agreement in writing signed by the parties thereto;

                (7) any provision of the Credit Documents requiring payment of attorneys' fees, except to the extent a court determines such fees to be reasonable; and

                (8) the effect of the law of any jurisdiction other than the State of New York which limits the rates of interest legally chargeable or collectible.

        (d) We wish to point out that any Lender, as the holder of a Note, may be required to prove the outstanding amount thereof.

        The opinions expressed herein are solely for your benefit and for the benefit of your successors and assigns pursuant to the Credit Agreement in connection with the above transactions, and such opinions may not be relied on in any manner or for any purpose by any other Person. In addition, this opinion is rendered as of the date hereof and speaks only to the Agents and the original Lenders, and it shall not be deemed to have been updated to any date upon which any such other Person may rely hereon. Further, we do not undertake to advise you or such other Person of matters which occur subsequent to the date hereof and which affect the opinions expressed herein.

                                        Very truly yours,



                                        BROBECK, PHLEGER & HARRISON LLP

                           EXHIBIT F - Opinion of Special Counsel for the Agents


                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENTS

                             ________________, 199_


To the Lenders and the Agents
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Documentation Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

        We have participated in the preparation of the Credit Agreement (the "CREDIT AGREEMENT") dated as of July 2, 1997 among Cisco Systems, Inc., a California corporation (the "Borrower"), the Lenders listed on the signature pages thereof (the "Lenders"), Citicorp USA, Inc., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent, and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to Section 3.01(b) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

        We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

        We have assumed that the execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within its corporate powers and have been duly authorized by all necessary action.

        Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and, if and when issued in accordance with the Credit Agreement, each Note will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

        We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Lender is located which limits the rate of interest that such Lender may charge or collect.

        This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                       Very truly yours,

                                 EXHIBIT G - Assignment and Assumption Agreement

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

        AGREEMENT dated as of ____, 1995 among [NAME OF ASSIGNOR] (the "ASSIGNOR"), [NAME OF ASSIGNEE] (the "ASSIGNEE"), CISCO SYSTEMS, INC. (the "BORROWER"), and CITICORP USA, INC., as Administrative Agent.

        WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the Credit Agreement dated as of July 2, 1997 among the Borrower, the Assignor and the other Lenders party thereto, as Lenders, the Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as amended from time to time, the "CREDIT AGREEMENT");

        WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower such that the aggregate principal amount of such Loans outstanding at any time shall not exceed $__________;

        WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

        WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        SECTION 1. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower and, the Administrative Agent,] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

        SECTION 2. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them(1). It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

        [SECTION 3. Consent of the Borrower and the Administrative Agent. This Agreement is conditioned upon the consent of the Borrower and the Administrative Agent pursuant to Section 9.07(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Administrative Agent is evidence of this consent. Pursuant to Section 9.07(c), the Borrower agrees, upon the Assignee's request, to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

        SECTION 4. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the

----------------

(1) Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generally or by formula rather than as a fixed sum.

solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

        SECTION 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                       [NAME OF ASSIGNOR]

                                       By__________________________
                                         Name:
                                         Title:


                                       [NAME OF ASSIGNEE]

                                       By__________________________
                                         Name:
                                         Title:


                                       [CISCO SYSTEMS, INC.

                                       By__________________________
                                         Name:
                                         Title:]

                                       [CITICORP USA, INC., as Administrative
                                         Agent

                                       By__________________________
                                         Name:
                                         Title:]

                                      NOTE


                                          New York, New York
                                          July 2, 1997


     For value received, CISCO SYSTEMS, INC., a California corporation
(the "BORROWER"), promises to pay to the order of BANKBOSTON, N.A. (the "LENDER"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Citicorp USA, Inc., 1 Court Street, 7th Floor, Zone 1, Long Island City, NY, 11120.

     All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Credit Agreement dated as of July 2, 1997 among Cisco Systems, Inc., the banks listed on the signature pages thereof, Citicorp USA, Inc., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                   CISCO SYSTEMS, INC.


                                   By /s/ D.A. ROGAN
                                     ----------------------
                                     Name:  David A. Rogan
                                     Title: Treasurer

                        LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
          Amount         Type     Amount of
            of            of      Principal   Maturity    Notation
Date       Loan          Loan      Repaid       Date      Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                      NOTE

                                                New York, New York
                                                July 2, 1997

        For value received, CISCO SYSTEMS, INC., a California corporation (the "BORROWER"), promises to pay to the order of DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH (the "LENDER"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the Unites States in Federal or other immediately available funds at the office of Citicorp USA, Inc., 1 Court Street, 7th Floor, Zone 1, Long Island City, NY, 11120.

        All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This note is one of the Notes referred to in the Credit Agreement dated as of July 2, 1997 among Cisco systems, Inc., the banks listed on the signature pages thereof, Citicorp USA, Inc., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                        CISCO SYSTEMS, INC.

                                        By /s/ D. A. ROGAN
                                          ------------------------------
                                          NAME: David A. Rogan
                                                Treasurer

                         LOANS AND PAYMENTS OF PRINCIPAL

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           Amount        Type         Amount of
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Date        Loan         Loan          Repaid            Date          Made By
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                                       2

                                      NOTE

                               New York, New York
                                  July 2, 1997

        For value received, CISCO SYSTEMS, INC., a California corporation (the "BORROWER"), promises to pay to the order of UNION BANK OF SWITZERLAND (the "LENDER"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest of the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Citicorp USA, Inc., 1 Court Street, 7th Floor, Zone 1, Long Island City, NY, 11120.

        All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This note is one of the Notes referred to in the Credit Agreement dated as of July 2, 1997 among Cisco Systems, Inc., the banks listed on the signature pages thereof, Citicorp USA, Inc., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                                CISCO SYSTEMS, INC.

                                                By: /s/ D.A. ROGAN
                                                   ----------------------
                                                NAME: DAVID A. ROGAN
                                                TITLE: TREASURER

                         LOANS AND PAYMENTS OF PRINCIPAL

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Date        Loan         Loan          Repaid            Date          Made By
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                                       2